INNOFONE.COM, INC.
3470 Onley-Laytonsville Road, Suite 118
Olney, MD 20832

September 24, 2007

AJW Partners, LLC
New Millennium Capital Partners II, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

Re:	Innofone.com, Inc. (the “Company”) –
Amendment of Notes

Ladies and Gentlemen:

This letter sets forth the agreement of the parties hereto to amend the conversion price of all the notes originally issued by the Company to the investors listed in the signature pages hereto (collectively, the “Investors”)(the “Notes”).

By execution hereof, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

1.	The Applicable Percentage (as defined in each of the Debt Instruments) shall be 50.0%.

2.	The Notes are hereby amended in accordance with the foregoing provision. All other provisions of the Notes, as amended from time to time, shall remain in full force and effect.

In addition, as consideration for entering into this letter agreement, the Investors agree to waive any and all penalties that are now due and owing to the Investors. In addition, the Investors agree that the Company is not in Default under the terms of the Notes.

The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent an accomplish the purposes of this letter agreement, including without limitation the issuance of amended Notes.

Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.

Sincerely,

INNOFONE.COM, INC.

Alex Lightman
Chief Executive Officer

ACCEPTED AND AGREED:

AJW PARTNERS, LLC.
By: SMS GROUP, LLC

Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANAGER II, LLC,

Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.
By: FIRST STREET MANAGER II, LLC

Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC
By: AJW MANAGER, LLC

Corey S. Ribotsky, Manager